UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 10, 2021

Marinus Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36576	20-0198082
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Radnor Corporate Center, Suite 500 100 Matsonford Rd Radnor, PA	19087
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (484) 801-4670

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	MRNS	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

Marinus Pharmaceuticals, Inc. (the “Company”) issued a press release on August 10, 2021, announcing its financial results for the quarter ended June 30, 2021, and providing an update on its clinical development activities. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference to this Item 2.02.

The information furnished pursuant to this Item 2.02 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any of the Company’s filings with the Securities and Exchange Commission under the Exchange Act or the Securities Act of 1933, whether made before or after the date hereof, regardless of any general incorporation language in such a filing, except as expressly set forth by specific reference in such a filing. Except as required by law, we undertake no duty or obligation to publicly update or revise the information so furnished.

Item 8.01.	Other Events.

On August 10, 2021, the Company posted an updated corporate investor presentation on its website at www.marinuspharma.com. A copy of the corporate investor presentation is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference to this Item 8.01.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
99.1	Press Release, dated August 10, 2021, of Marinus Pharmaceuticals, Inc.
99.2	Corporate investor presentation, dated August 10, 2021.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARINUS PHARMACEUTICALS, INC.

Date: August 10, 2021	/s/ Steven Pfanstiel
Steven Pfanstiel
Chief Financial Officer and Treasurer